Exhibit 10.11

ASSUMPTION AGREEMENT

THE STATE OF TEXAS	§ § §

COUNTY OF BEXAR

This Assumption Agreement (the “Agreement”) is made and entered into by and between SNF Mesa Vista, LLC, a Texas limited liability company (“SNF”) and MVI Health Center, LP, a Delaware limited partnership (“MVI”) .  This Agreement is joined in by other parties to evidence their consent to the terms hereof.

Information regarding the indebtedness and liens that is the subject of this Agreement:

Note:

Date:	March 23, 2007
Maker:	HHC San Antonio Northwest NC, LP
Payee:	PlainsCapital Bank
Original Principal Amount:	$8,900,000.00
Current Unpaid Principal Balance:	$7,500,000.00 (after giving effect to a payment made as of the effective date below)

Deed of Trust:

Date:	March 23, 2007
Grantor:	HHC San Antonio Northwest NC, LP
Trustee:	Frank Jackel
Beneficiary:	PlainsCapital Bank
Recorded in:	Volume 12769, Page 2347, Clerk’s File No. 20070069696, Official Public Records of Bexar County, Texas
Property:
Lot 1, Block 2, New City Block 17341, NORTH HOLLOW KNOLL, an addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof, recorded in Volume 9569, Page(s) 38, of the Deed and Plat Records of Bexar County, Texas.

RECITALS:

A.           HHC San Antonio Northwest NC, LP, a Texas limited partnership (“HHC”) become indebted to PlainsCapital Bank (“Lender”) pursuant to the above Promissory Note (hereafter the “Note”), which Note is secured by, among other collateral, the above Deed of Trust.  The Deed of Trust covers the above-described Property.  The Note and Deed of Trust were executed and delivered pursuant to a Construction Loan Agreement (the “Loan Agreement”) of even date with the Note.  The Note has been amended pursuant to (i) Modification Agreement dated March 21, 2008, (ii) Second  Modification Agreement dated December 31, 2008, (iii) Third Modification Agreement dated March 20, 2009, and (iv) Fourth Modification Agreement of even date herewith.

B.           HHC previously sold the Property to SNF, and SNF assumed payment of the Note.

C.           SNF and MVI have entered into an agreement for the sale of the Property described in the Deed of Trust, and have requested Lender to allow MVI to assume the payment of the indebtedness evidenced by the Note.  Lender has consented to such request subject to the agreements and stipulations set forth herein.

In consideration of the foregoing, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1.           Assumption by MVI.  MVI does hereby assume and agree to pay the indebtedness evidenced by the Note, as heretofore renewed, modified and extended, and to keep, observe and perform the obligations, covenants and agreements under the Note, in the manner, at the times, and in all other respects as therein provided.  MVI further assumes all obligations of SNF under the Deed of Trust, and to keep, observe and perform the obligations, covenants and agreements under the Deed of Trust.

2.           Continuance of Liens, Etc.  SNF and MVI acknowledge and agree that each and every of the terms and provisions of the Note and Deed of Trust are in full force and effect, and agree that all rights, remedies, titles, liens, security interests and equities evidenced or created by the Deed of Trust are acknowledged by the parties hereto to be valid and subsisting, and are hereby recognized and continued in full force and effect to secure the payment of the indebtedness evidenced by the Note.  SNF and MVI covenant and warrant that there exists no event of default under the Note, the Deed of Trust or other document or agreement executed in connection with the Note; and that there are no defenses, counterclaims or offsets to the Note, the Deed of Trust or any document or agreement executed in connection with the Note.

3.           Confirmation of Unpaid Balance.  The parties acknowledge and agree that the current unpaid principal balance of the Note as of the date hereof is correctly stated above.

4.           Release of SNF.  Bank releases SNF from liability under the Note and from performance of the obligations under the Deed of Trust and any other documents executed in connection therewith.  Nothing in this release, however, shall act as a release of liability of any other party liable for the Note under any other document.  Further, this release shall not release any liens securing the Note, including without limitation the Deed of Trust.

5.           Consent by Bank.  By execution in the space below, PlainsCapital Bank, the Payee under the Note and Beneficiary under the Deed of Trust (“Bank”), consents to the conveyance of the Property from SNF to MVI and to the assumption by MVI as set forth herein.  However, Bank’s consent herein applies only to the conveyance of the Property by SNF to MVI and shall not constitute a consent, express or implied, to any other conveyances of the Property by MVI; SNF and MVI acknowledge that any further conveyances of the Property without Bank’s prior written consent would constitute a default under the Deed of Trust.

6.           Deed.  The Deed conveying the Property from SNF to MVI shall expressly state the MVI has assumed the obligations under the Note and Deed of Trust.   SNF and MVI shall provide a copy of the executed Deed to Lender immediately upon execution, and shall provide Lender a copy of the recorded Deed immediately upon receipt from the County Clerk.

7.           Consent by Guarantors.  By their execution in the spaces indicated below, the undersigned Guarantors consent to the conveyance of the Property from SNF to MVI and to the assumption by MVI as set forth herein, and acknowledge and agree that their liability under the Guaranty Agreements executed by them shall remain in full force and effect.

8.           Consent by Pledgors.  By their execution in the spaces indicated below, the undersigned Pledgors consent to the conveyance of the Property from SNF to MVI and to the assumption by MVI as set forth herein, and acknowledge and agree that the liens and their liabilities and obligations under the applicable loan documents wherein they pledged additional collateral for the Loan shall remain in full force and effect pursuant to the terms thereof.

9.           Reliance by Lender.  Lender shall be deemed a third party beneficiary of the agreements by SNF and MVI herein.

10.           Authority. Each person signing this Agreement in a representative capacity does hereby represent and warrant to the other party that he or she has the requisite authority and consent to execute this Agreement on behalf of the party or parties for whom he or she has executed same, and that this Agreement and the agreements contained herein are binding upon the party for whom he or she has executed this Agreement and upon such party’s successors and assigns.

11.           Counterparts.  This Agreement may be signed by fax transmission and in counterpart originals, and any copy with a facsimile signature shall be deemed an original for purposes of execution hereof; however, the parties agree to deliver original signature pages to Lender.  Signatures on separate pages shall collectively constitute a complete document.

12.           No Oral Agreements.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

This Agreement is executed on the dates indicated in the acknowledgments below, to be effective as of December 31, 2009.

SNF:	SNF Mesa Vista, LLC, a Texas limited liability company By: Capstar Partners, LLC, a Texas limited liabilitycompany, Manager By: /s/ Robert S. Hicks Name: Robert S. Hicks Title: President

MVI:
MVI Health Center, LP,
a Delaware limited partnership

By:MVI Health Center GP, LLC,
a Delaware limited liability company,
as its General Partner

By:CGI Healthcare Operating Partnership, L.P.,
a Delaware limited partnership,
as its sole Member

By:Cornerstone Growth & Income Operating
Partnership, L.P., a Delaware limited partnership,
as its General Partner

By:Cornerstone Growth & Income REIT, Inc.,
a Maryland corporation,
as its General Partner

By: /s/ Terry G. Roussel
       Name: Terry G. Roussel
                  Title:   President

Bank:	PlainsCapital Bank By: /s/ Frank Jackel Name: Frank Jackel Title: Senior Vice President

Guarantor:	/s/ R. Steven Hicks R. Steven Hicks

Guarantor:	/s/ Walter A. DeRoeck Walter A. DeRoeck

Guarantor:	/s/ Lew Little, Jr. Lew Little, Jr.

Pledgor:	PM Management - Babcock NC, LLC, a Texas limited liability company By: Major Timbers, LLC, a Texas limited liability company, Manager By: /s/ Lew Little, Jr. Name: Lew Little, Jr. Title: Manager

STATE OF TEXAS COUNTY OF TRAVIS	§ § §

This instrument was acknowledged before me on ________________, 20____, by Robert S. Hicks, President of Capstar Partners, LLC, a limited liability company, on behalf of said limited liability company in its capacity as Manager of SNF Mesa Vista, LLC, a Texas limited liability company.

___________________________________
Notary Public, State of Texas

STATE OF ________________ COUNTY OF ______________	§ § §

This instrument was acknowledged before me on ________________, 20____ by ___________________________, ___________________________ of Cornerstone Growth & Income REIT, Inc., a Maryland corporation, on behalf of said corporation in its capacity as General Partner of Cornerstone Growth & Income Operating Partnership, L.P., a Delaware limited partnership, on behalf of said limited partnership in its capacity as General Partner of CGI Healthcare Operating Partnership, L.P., a Delaware limited partnership, on behalf of said limited partnership in its capacity as sole Member of MVI Health Center GP, LLC, a Delaware limited liability company, on behalf of sail limited liability company in its capacity as General Partner of MVI Health Center, LP, a Delaware limited partnership, on behalf of said limited partnership.

Notary Public, State of ____________________

STATE OF TEXAS COUNTY OF TRAVIS	§ § §

This instrument was acknowledged before me on ________________, 20____ by Frank Jackel, Senior Vice President of PlainsCapital Bank, a Texas state banking corporation, on behalf of said banking corporation.

Notary Public, State of Texas

STATE OF TEXAS COUNTY OF TRAVIS	§ § §

This instrument was acknowledged before me on ________________, 20____, by R. Steven Hicks.

___________________________________
Notary Public, State of Texas

STATE OF TEXAS COUNTY OF TRAVIS	§ § §

This instrument was acknowledged before me on ________________, 20____, by Walter A. DeRoeck.

___________________________________
Notary Public, State of Texas

STATE OF TEXAS COUNTY OF TRAVIS	§ § §

This instrument was acknowledged before me on ________________, 20____, by Lew Little, Jr.

___________________________________
Notary Public, State of Texas

STATE OF TEXAS COUNTY OF TRAVIS	§ § §

This instrument was acknowledged before me on ________________, 20____, by Lew Little, Jr., Manager of Major Timbers, LLC, a Texas limited liability company, on behalf of said limited liability company in its capacity as Manager of PM Management - Babcock NC, LLC, a Texas limited liability company.

___________________________________
Notary Public, State of Texas

After recording
please return to:

Mr. Frank Jackel
PlainsCapital Bank
919 Congress Avenue, Suite 600
Austin, Texas 78701